                                                                    EXHIBIT 24.1
                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March, 2003.






                                                 /s/ Reuven Avital
                                                 --------------------------
                                                 Reuven Avital

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 24th day of March, 2003.






                                              /s/ David C. Bupp
                                              --------------------------
                                              David C. Bupp

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March, 2003.






                                                     /s/ John S. Christie
                                                     ---------------------
                                                     John S. Christie

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March, 2003.






                                           /s/ Nancy E. Katz
                                           --------------------------
                                           Nancy E. Katz

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 2003.






                                                 /s/ Julius R. Krevans
                                                 ----------------------
                                                 Julius R. Krevans

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 2003.






                                                  /s/ Brent L. Larson
                                                  ----------------------
                                                  Brent L. Larson

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March, 2003.






                                                  /s/ Dan Manor
                                                  ----------------------------
                                                  Dan Manor

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 2003.






                                                       /s/ Fred B. Miller
                                                       --------------------
                                                       Fred B. Miller

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

- To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or Form 10-KSB, and any amendments or supplements to such Annual Report; and

- To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of March, 2003.






                                                   /s/ J. Frank Whitley
                                                   --------------------------
                                                   J. Frank Whitley